UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported):  October 2, 2012

SWIFT ENERGY COMPANY
(Exact name of Registrant as specified in its charter)

Texas	1-8754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16825 Northchase Drive, Suite 400
Houston, Texas 77060
(Address of principal executive offices)

(281) 874-2700
(Registrant’s telephone number)

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement

On October 2, 2012, Swift Energy Company and its wholly-owned subsidiary, Swift Energy Operating, LLC (collectively referred to herein as “Swift Energy” or the “Company”), entered into the Second Amendment to the Second Amended and Restated Credit Agreement dated as of September 21, 2010, as amended by the First Amendment and Consent dated as of May 12, 2011, with JPMorgan Chase Bank, N.A., as Administrative Agent, and institutions named therein as lenders (the “Amendment”).  The Amendment modifies certain definitions in the credit agreement to effectively increase the amount of New Unsecured/Subordinated Debt, as defined in the Amendment, the Company may issue, with consent of the Administrative Agent, from $300 million to $500 million.  As such, the Amendment allows the Company to offer an additional $150 million principal amount of its 7 7/8% senior unsecured notes due 2022 as described in Item 8.01 below.

This description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 2.03.                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set form in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 8.01.                      Other Events

On October 3, 2012, the Company issued a press release announcing that subject to market conditions, it intends to offer in a private offering to eligible purchasers an additional $150 million in aggregate principal amount of its 7 7/8% senior unsecured notes due 2022 (the “Notes”). The Company intends to use the net proceeds of the proposed private offering to pay down borrowings under its revolving credit facility and for general corporate purposes. The Notes are being offered inside the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.                      Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1
Second Amendment to Second Amended and Restated Credit Agreement dated October 2, 2012, among Swift Energy Company, Swift Energy Operating, LLC, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto.

99.1	Press Release dated October 3, 2012, regarding Proposed Private Add-On Debt Offering of Swift Energy Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 3, 2012

Swift Energy Company
By:	/s/ Bruce H. Vincent
Bruce H. Vincent President

EXHIBIT INDEX

Exhibit Number	Description

10.1
Second Amendment to Second Amended and Restated Credit Agreement dated October 2, 2012, among Swift Energy Company, Swift Energy Operating, LLC, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto.

99.1	Press Release dated October 3, 2012, regarding Proposed Private Add-On Debt Offering of Swift Energy Company.